UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2018

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In a Current Report on Form 8-K filed by RAIT Financial Trust (“RAIT”) with the Securities and Exchange Commission (the “SEC”) on June 13, 2018 (the “6/13/18 8K”), RAIT previously reported that, on June 12, 2018, RAIT, RAIT Partnership, L.P. (“RAIT Partnership”), Taberna Realty Finance Trust (“TRFT”), and RAIT Asset Holdings IV, LLC (“NewSub” and together with RAIT, RAIT Partnership and TRFT, the “RAIT Parties”) and ARS VI Investor I, LP, formerly known as ARS VI Investor I, LLC (the “Investor”), entered into a previously reported consent and acknowledgment agreement modifying the previously reported Extension Agreement (as modified, the “Extension Agreement”) with the Investor, the sole holder of RAIT’s Series D Cumulative Redeemable Preferred Shares (the “Series D Preferred Shares”) and NewSub’s linked preferred units (the “Preferred Units”). On June 27, 2018, RAIT and certain of its subsidiaries entered into two agreements (the “Investor Agreements”) with the Investor setting forth the terms and conditions under which a series of transactions and events (collectively, the “Extension Agreement Transactions and Events”) contemplated by the Extension Agreement were to occur and completed the Extension Agreement Transactions and Events, as described below.

One of the Investor Agreements is a Redemption and Exchange Agreement (the “Redemption and Exchange Agreement”) dated as of June 27, 2018 among RAIT, NewSub and the Investor which provided for the following Extension Agreement Transactions and Events, among others, which were completed at the closing thereunder on June 27, 2018:

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the redemption and cancellation by NewSub of 2,270,610 Preferred Units and the redemption and cancellation by RAIT of 2,270,610 Series D Preferred Shares (the “Preferred Redemption”) for an aggregate purchase price of $56,765,250 (the “Redemption Price”). The Redemption Price was primarily funded by the net proceeds received by NewSub pursuant to the FL5 & FL6 Sale (defined and described below in Item 2.01 of this report and incorporated by reference herein).

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the exchange (the “Preferred Exchange”) of 668,580 Preferred Units and 668,580 Series D Preferred Shares for 383,147 of RAIT’s Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Shares”), 167,828 of RAIT’s Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Shares”), and 117,605 of RAIT’s Series C Cumulative Redeemable Preferred Shares (the “Series C Preferred Shares”).

The other Investor Agreement is a Termination Agreement (the “Termination Agreement”) dated as of June 27, 2018 among the RAIT Parties and the Investor which provided for the following Extension Agreement Transactions and Events, among others, which became effective June 27, 2018:

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The termination of the previously reported Securities Purchase Agreement, dated as of October 1, 2012 among the RAIT Parties and the Investor (as amended, the “Securities Purchase Agreement”), the Related Documents (as defined in the Securities Purchase Agreement), the Series D Preferred Shares and the Preferred Units, except RAIT Partnership’s interest in NewSub, its subsidiary, remains in effect and the Investor’s obligations under existing confidentiality agreements remains in effect.

•	Mutual releases between the RAIT Parties and the Investor. These releases resolve the previously reported dispute between the Investor and the RAIT Parties referenced in the Extension Agreement.

Effective June 27, 2018, in connection with the consummation of the Extension Agreement Transactions and Events and as contemplated by the Extension Agreement, two Trustees with business relationships with the Investor or its affiliates, Andrew M. Silberstein and Andrew Batinovich, resigned (the “Trustee Resignations”) from the Board of Trustees of RAIT (the “Board”). The resignations of Mr. Silberstein and Mr. Batinovich were not in connection with a disagreement relating to RAIT’s operations, policies or practices. Mr. Silberstein served as the Investor’s designee on the Board provided for in the Securities Purchase Agreement and Mr. Batinovich had relationships with affiliates of the Investor. Mr. Silberstein was named as a nominee for election to the Board at RAIT’s 2018 Annual Meeting of Shareholders (the “Annual Meeting”) in RAIT’s Definitive Proxy Statement filed with the SEC on May 29, 2018 (the “Proxy Statement”).  As previously reported in the Proxy Statement, the Extension Agreement provided for the Trustee Resignations.  Consistent with the disclosure concerning the Trustee Resignations previously reported in the Proxy Statement, upon the occurrence of the Trustee Resignations, the size of the Board was reduced by two to eight Trustees and the nominees for election to the Board at the Annual Meeting are now comprised of the remaining five nominees named in the Proxy Statement:  Michael J. Malter, Justin P. Klein, John J. Reyle, Jon C. Sarkisian and Thomas D. Wren.

As a result of the completion of the Extension Agreement Transactions and Events, no Series D Preferred Shares or Preferred Units remain outstanding and, apart from the Investor’s holdings of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, there are no remaining material relationships between RAIT or its affiliates and the Investor.

The above summary of the Redemption and Exchange Agreement and the Termination Agreement does not purport to be complete and is qualified in its entirety by the Redemption and Exchange Agreement and the Termination Agreement attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein. The foregoing descriptions of the Extension Agreement and the Extension Agreement Transactions and Events described therein do not purport to be complete and are qualified in their entirety by reference to 6/13/18 8K, and the exhibits attached thereto, which are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 of this report is incorporated herein by reference. A description of the material terms and conditions of the terminated Securities Purchase Agreement and Related Documents is set forth in RAIT’s Current Report on Form 8-K filed with the SEC on October 4, 2012 and the description of those terms and conditions is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

In a Current Report on Form 8-K filed by RAIT with the SEC on June 15, 2018 (the “6/15/18 8K”), RAIT previously reported that, on June 14, 2018, NewSub, as seller, and Melody RE II, LLC (the “Purchaser”), as purchaser, entered into a Purchase and Sale Agreement (the “Sale Agreement”) setting forth the terms and conditions of a transaction providing for the transfer to the Purchaser of approximately $61.2 million aggregate par amount of the retained interests in two securitizations consolidated by RAIT into its financial statements, RAIT 2015-FL5 Trust (“FL5”) and RAIT 2016-FL6 Trust (“FL6”). On June 27, 2018, the closing (the “FL5 & FL6 Closing”) contemplated by the Sale Agreement occurred.  As previously reported, prior to the FL5 & FL6 Closing, NewSub was the holder of:

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60% of the units (the “FL5 Interests”) of RAIT – Melody 2016 Holdings, LLC (“Holdings 2016”), which controls RAIT – Melody 2016 Holdings Trust. This trust owns various non-investment grade bonds and the equity of FL5 (the “JV FL5 Securities”), with the remaining 40% of the units of Holdings 2016 being held by affiliates of the Purchaser.

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60% of the units (the “FL6 Interests”) of RAIT – Melody 2017 Holdings, LLC (“ Holdings 2017”), which controls RAIT – Melody 2017 Holdings Trust. This trust owns various non-investment grade bonds and the equity of FL6 (the “JV FL6 Securities”), with the remaining 40% of the units of Holdings 2017 being held by affiliates of the Purchaser.

At the FL5 & FL6 Closing, NewSub sold (the “FL5 & FL6 Sale”) to the Purchaser all of the FL5 Interests and the FL6 Interests (collectively, the “Interests”). The purchase price paid in cash at the Closing by Purchaser to NewSub for the Interests was: (i) with respect to the FL5 Interests, $32,469,036 (the “Holdings 2016 Purchase Price”) and (ii) with respect to the FL6 Interests, $22,163,166 (collectively, with the Holdings 2016 Purchase Price, the “Purchase Price”). As disclosed in Item 1.01 of this report above, NewSub applied the net proceeds of the FL5 & FL6 Sale towards paying the Redemption Price. RAIT entered into a servicing agreement with the Purchaser to continue to service and special service the loans in FL5 and FL6 after the sales of the Interests.

As a result of the FL5 & FL6 Sale, RAIT determined that it no longer is the primary beneficiary of Holdings 2016, Holdings 2017, FL5 and FL6 and as a result, RAIT deconsolidated those entities as of June 27, 2018. RAIT is filing this Current Report on Form 8-K and related unaudited pro forma consolidated financial information (the “Pro Forma Financial Statements”) as a result of this deconsolidation pursuant to guidance in the Financial Reporting Manual of the Division of Corporation Finance of the SEC. This is a deconsolidation and disposition for accounting purposes for RAIT. RAIT is filing the Pro Forma Financial Statements to provide the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to this deconsolidation and the Extension Agreement Transactions and Events described in Item 1.01 of this report above. The Pro Forma Financial Statements are attached as Exhibit 99.1 to this report.

The foregoing descriptions of the Sale Agreement and the transactions described therein do not purport to be complete and are qualified in their entirety by reference to 6/15/18 8K, and the exhibits attached thereto, which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The consummation of the Preferred Exchange was made pursuant to the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  The disclosure concerning the Trustee Resignations contained in Item 1.01 of this report is incorporated herein by reference.

(c)  Prior to the Board action described in this clause (c), John (Jamie) J. Reyle held the titles of Interim Chief Executive Officer and Interim President among his titles as an officer of RAIT and Alfred J. Dilmore held the titles of Interim Chief Financial Officer and Interim Treasurer among his titles as an officer of RAIT. Effective June 27, 2018, in recognition of Mr. Reyle’s and Mr. Dilmore’s respective service to RAIT, the Board approved the modification of those titles to remove the word “Interim” from them. As a result, Mr. Reyle now serves as RAIT’s Chief Executive Officer and President and continues to serve as RAIT’s General Counsel and Mr. Dilmore now serves as RAIT’s Chief Financial Officer and Treasurer and continues to serve as RAIT’s Chief Accounting Officer. The information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K with respect to Mr. Reyle and Mr. Dilmore was previously reported in the Proxy Statement. There was no plan, contract or arrangement to which Mr. Reyle or Mr. Dilmore is a party or in which they participate that was entered into or amended, or any grants or awards to Mr. Reyle and Mr. Dilmore or modifications thereto, in connection with these changes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Securities Purchase Agreement, RAIT had previously authorized 4,000,000 Series D Preferred Shares and 4,000,000 of RAIT’s Series E Cumulative Redeemable Preferred Shares (the “Series E Preferred Shares”) which were exchangeable for Series D Preferred Shares in defined circumstances.  As a result of the Preferred Redemption and the Preferred Exchange, no Series D Preferred Shares remain outstanding and no Series E Preferred Shares were ever issued. On June 28, 2018, RAIT filed Articles Supplementary (the “Articles Supplementary”) with the Department of Assessments and Taxation of the State of Maryland reclassifying (the “Reclassification”) both the 4,000,000 Series D Preferred Shares and the 4,000,000 Series E Preferred Shares into an aggregate of 8,000,000 of RAIT’s unclassified Preferred Shares (the “Preferred Shares”), available for future reclassification and issuance by RAIT in accordance with RAIT’s Declaration of Trust (the “DOT”).

The Reclassification decreases the number of shares classified as Series D Preferred Shares from 4,000,000 shares immediately prior to the Reclassification to zero shares immediately after the Reclassification. The Reclassification decreases the number of shares classified as Series E Preferred Shares from 4,000,000 shares immediately prior to the Reclassification to zero shares immediately after the Reclassification. The Reclassification increases the number of unclassified preferred shares from 1,030,712 shares immediately prior to the Reclassification to 9,030,712 shares immediately after the Reclassification.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 28, 2018, RAIT issued a press release. A copy of this press release is furnished with this report as Exhibit 99.2 hereto. The information under Item 7.01 of this Current Report, including Exhibit 99.2 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report and Exhibit 99.2 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Forward-Looking Statements

This report may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by RAIT’s use of forward-looking terminology such as “will,” “expects,” “continue,” “intend,” or other similar words or terms. Such forward-looking statements include, but are not limited to, statements regarding RAIT’s expectations regarding continuing to service and special service the loans in FL5 and FL6 after the sale of the Interests; and RAIT’s expectations regarding the deconsolidation of Holdings 2016, Holdings 2017, FL5 and FL6 upon the sale of the Interests. Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, strategies or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, whether RAIT will be able to continue to serve as servicer and special servicer for FL5 and FL6 after any sale of the Interests, particularly whether RAIT will adequately address the previously disclosed concerns of a rating agency in RAIT’s continuing as servicer; the impact of any deconsolidation by RAIT of Holdings 2016, Holdings 2017, FL5 and FL6; final accounting determinations on gains or losses realized in the event the Interests are sold for prices that differ from their carrying value or if asset valuations are adjusted in the process of revaluating assets when they are characterized as held for disposition or sale; and other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which reflect the transactions described in the Introduction included in Exhibit 99.1.

(b)	Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Consolidated Financial Information	4
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2018	5
Unaudited Pro Forma Consolidated Statement of Operations for the Three-Month Period Ended March 31, 2018	6
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017	7
Notes to Unaudited Pro Forma Consolidated Financial Information	8

(d)   Exhibits:

Exhibit No.	Description

3.1	Articles Supplementary dated June 27, 2018 filed June 28, 2018.
10.1	Redemption and Exchange Agreement dated as of June 27, 2018 among RAIT Financial Trust (“RAIT”), RAIT Asset Holdings IV, LLC (“NewSub”) and ARS VI Investor I, LP (the “Investor”).
10.2	Termination Agreement dated as of June 27, 2018 among RAIT, RAIT Partnership, L.P., Taberna Realty Finance Trust, NewSub and the Investor.
99.1	Unaudited pro forma condensed consolidated financial statements.
99.2	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

June 28, 2018	By:	/s/ John J. Reyle
Name: John J. Reyle
Title: Chief Executive Officer, President and General Counsel